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                                                                  EXHIBIT 23.2


                            LUBOSHITZ, KASIERER & CO
                                ARTHUR ANDERSEN



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 29, 1996 and to all references to our firm included in or made a part of this Registration Statement on form S-3.




                            Luboshitz, Kasierer & Co.
                      Certified Public Accountants (Isr.)



Haifa, Israel
July 31, 1997